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                                                                   Exhibit 99.1

[Cenveo logo]
                                                                   NEWS RELEASE

                  CENVEO SHAREHOLDERS ELECT DIRECTOR NOMINEES
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STAMFORD, CT - (MAY 3, 2007) - At the Annual Meeting of Shareholders of
Cenveo, Inc. (NYSE: CVO), held in New York City today, the following directors were elected:

- Robert G. Burton, Sr. - Chairman of the Board and Chief Executive Officer of Cenveo, Inc.;
- Patrice M. Daniels - Senior Vice President - Corporate Lending at GE Commercial Finance;
-   Leonard C. Green - President of The Green Group;
-   Dr. Mark J. Griffin - Headmaster and Founder of the Eagle Hill School;
-   Robert T. Kittel - Partner of Goodwood, Inc.;
- Robert B. Obernier - Chairman and Chief Executive Officer of Horizon Paper Co., Inc.; and
-   Thomas W. Oliva - President of Cenveo, Inc.

Shareholders also ratified the appointment of Deloitte & Touche, LLP as the Corporation's independent auditor for 2007 and approved the 2007 Long-Term Equity Incentive Plan.

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CENVEO (NYSE: CVO), HEADQUARTERED IN STAMFORD, CONNECTICUT, IS A LEADER IN THE
MANAGEMENT AND DISTRIBUTION OF PRINT AND RELATED PRODUCTS AND SERVICES. THE COMPANY PROVIDES ITS CUSTOMERS WITH LOW-COST SOLUTIONS WITHIN ITS CORE BUSINESSES OF COMMERCIAL PRINTING AND PACKAGING, ENVELOPE, FORM, AND LABEL MANUFACTURING, AND PUBLISHER SERVICES; OFFERING ONE-STOP SERVICES FROM DESIGN THROUGH FULFILLMENT. WITH 10,000 EMPLOYEES WORLDWIDE, CENVEO DELIVERS EVERYDAY FOR ITS CUSTOMERS THROUGH


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A NETWORK OF PRODUCTION, FULFILLMENT, CONTENT MANAGEMENT, AND DISTRIBUTION
FACILITIES ACROSS THE GLOBE.

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Statements made in this release, other than those concerning historical financial information, may be considered "forward-looking statements," which are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such statements speak only as of the date of this release, and we undertake no obligation to update any forward-looking statements made herein. Factors that could cause actual results to differ materially from management's expectations include, without limitation: (1) our substantial indebtedness impairing our financial condition and limiting our ability to incur additional debt; (2) the terms of our indebtedness imposing significant restrictions on our operating and financial flexibility; (3) the potential to incur additional indebtedness, exacerbating the above factors; (4) cross default provisions in our indebtedness, which could cause all of our debt to become due and payable as a result of a default under an unrelated debt instrument; (5) our ability to successfully integrate acquisitions; (6) intense competition in our industry;
(7) the absence of long-term customer agreements in our industry, subjecting our business to fluctuations; (8) factors affecting the U.S. postal services impacting demand for our products; (9) increases in paper costs and decreases in its availability; (10) our history of losses and ability to return to consistent profitability; (11) the availability of the Internet and other electronic media affecting demand for our products; (12) our labor relations;
(13) compliance with environmental rules and regulations; (14) dependence on key management personnel; and (15) general economic, business and labor conditions. This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact the Company's business. Additional information regarding these and other factors can be found in Cenveo, Inc.'s periodic filings with the SEC, which are available at http://www.cenveo.com.

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Inquiries from analysts and investors should be directed to Robert G.
Burton, Jr. at (203) 595-3005.